SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2001

                       SAVVIS COMMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                   0-29375                43-1809960
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(State or Other Jurisdiction        (Commission File         (IRS Employer
of Incorporation or Organization)       Number)           Identification No.)


      12851 Worldgate Drive, Herndon, Va                       20170
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     (Address of Principal Executive Office)                (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

          On February 15, 2001, Bridge Information Systems, Inc., a Missouri corporation and one of the registrant's principal stockholders ("Bridge"), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court (the "Bankruptcy Court") for the Eastern District of Missouri. This filing was made after a creditor of Bridge filed an involuntary petition against Bridge under Chapter 7 of the Bankruptcy Code in the Bankruptcy Court on February 1, 2001. Bridge accounted for approximately 80% of SAVVIS' revenue for the nine months ended September 30, 2000. Bridge has announced that it has obtained a credit line from its senior lenders to provide working capital during the reorganization proceeding.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SAVVIS COMMUNICATIONS CORPORATION



Date: February 21, 2001                         By:   /s/Steven M. Gallant
                                                   ---------------------------
                                                   Name:  Steven M. Gallant
                                                   Title: General Counsel